Exhibit 99.1

NEWS RELEASE

Siebel Systems Acquires Eontec to Deliver Next-Generation Retail Banking Solution

Branch Teller and Internet Banking Added to
Siebel Retail Finance Product Family

SAN MATEO, Calif.--April 20, 2004--Siebel Systems, Inc. (NASDAQ: SEBL), a leading provider of business applications software, today announced that it has acquired Eontec Limited, a global provider of multichannel retail banking solutions. With this acquisition, Siebel Systems expands its solutions offering for banking to include branch teller and Internet banking systems, creating the only retail banking solution that enables banks to increase branch profitability using an integrated suite of financial transaction, marketing, sales, service, and business intelligence capabilities. The solution will also offer a standards-based, service oriented architecture to handle a wide range of customer interactions through multiple channels, including the branch, call center, Internet, and ATM.

Under the terms of the deal, $70 million in cash will initially be paid to Eontec shareholders, and up to an additional $60 million in cash, with a target of $30 million, may be paid in earn-out payments during 2005 based on achieving revenue and contractual milestones. Excluding the impact of a one time merger-related charge, it is expected that the transaction will reduce Q2 earnings, as guided by the company on April 15, by up to $0.01 per share. There will be an expected one time charge in Q2 estimated at $3-7 million. However, the company is still in the process of completing its asset allocation analysis and this number is subject to change. All Eontec employees, who bring extensive expertise in developing and delivering multichannel retail banking solutions, will join Siebel's Retail Finance division.

"The combination of Siebel Systems and Eontec is a winning one for the retail banking industry and its customers worldwide," said Thomas M. Siebel, Chairman and CEO, Siebel Systems. "Retail banks are increasingly realizing they must transform branches from transactional centers into customer-centric sales and service centers that work seamlessly in concert with other channels. To do so, they require next-generation technology that not only replaces outdated teller systems, but also leverages CRM and business intelligence tools to reduce operational costs, improve employee productivity, and support business processes needed to strengthen customer relationships. With this acquisition, Siebel Systems provides the most complete multichannel customer-centric banking solution on the market."

"With Siebel Systems' complete retail banking solution, enhanced by Eontec technology, banks can replace branch applications and infrastructure that have not been updated during the recent expansion into alternative channels such as the Internet, call center, and ATM," said Patrick Brazel, CEO, Eontec, who will lead Siebel Systems' retail finance division. "Together, Siebel Systems and Eontec will change the game by delivering the world's only comprehensive multichannel banking solution that meets the needs of financial institutions of all sizes worldwide."

Eontec's technology offers banking functionality that can be readily configured and extended to evolve with future business needs. Built on an industry-standard J2EETM application server platform, Eontec technology is highly scalable and reliable, providing flexible deployment options that enable banks to provide services uniformly across multiple channels. Additionally, Eontec's technology advances Siebel Systems' long-term strategy of supporting a standards-based services architecture and offers benefits that significantly increase bank operational and processing efficiency.

"IBM is pleased that two of our leading partners have combined their strengths to provide the market's only next-generation solution for retail banks," said Mark Greene, PhD, General Manager, IBM Global Banking Industry. "Banks around the world have standardized on IBM's WebSphere, and this represents a great opportunity for them to pair their WebSphere-based multichannel strategies with the only retail banking solution that combines financial transaction, CRM, and business intelligence capabilities. Also, IBM's consulting, solution design integration, and implementation services are a strong complement to these important new offerings."

Siebel Branch Teller

Siebel Systems will combine its business intelligence and retail banking CRM solutions with Eontec's multichannel transactional capabilities to deliver the only complete banking solution with components that can be used individually or in combination to increase bank profitability while broadening and strengthening customer relationships. For example, a new solution, Siebel Branch Teller, increases cross-selling and up-selling of additional products and services by integrating the customer insight offered by the Siebel Customer Relationship Console with the financial transaction capabilities of Eontec Teller.

Siebel Branch Platform Sales and Service

Siebel Branch Platform Sales and Service, a solution with which agents can help the customer make better decisions about financial needs, will incorporate Eontec's financial transaction capabilities to provide a fully integrated solution that manages the complete customer life cycle. This enhanced solution can significantly increase employee productivity by providing embedded incentive compensation management, and real-time organizational branch performance information through branch analytics. Additionally, Siebel Branch Platform Sales and Service offers customer needs analysis, product information and recommendations, lead tracking, and the ability to process applications for products and services.

Siebel Internet Banking

A third solution bolstered by the acquisition of Eontec is Siebel Internet Banking. Banks deploying this solution will be able to move rapidly to a highly scalable, standards-based Internet banking technology platform providing next-generation functionality. This solution includes additional, personalized online services and transaction capabilities and leverages prebuilt sales, service, and marketing business processes available to other channels. With this solution, Siebel Systems can reduce the overall cost of providing Internet banking service and increase online revenue generation potential.

Commitment to Support Eontec Customers

With this acquisition, existing Eontec customers will gain access to a complete banking solution and will benefit from ongoing research and development investments by Siebel Systems to integrate and extend Eontec technology. Siebel Systems will continue to support the Eontec product indefinitely to ensure the success of existing Eontec customers.

Leading financial services organizations worldwide that have standardized on Siebel Systems or Eontec banking solutions include: Abbey National plc, Allfirst Bank, Bank of America Corporation, Bank of Ireland, Barclays Bank plc, BMO Bank of Montreal, Canadian Imperial Bank of Commerce (CIBC), Commonwealth Bank of Australia (CBA), Development Bank of Singapore (DBS), First National Bank Omaha, Fleet National Bank, and Standard Chartered Bank.

By combining Siebel Branch Teller, Siebel Branch Platform Sales and Service, and Siebel Internet Banking with existing Siebel solutions--Siebel Customer Relationship Console, Siebel Call Center, Siebel Analytics, and Siebel Incentive Compensation Management--Siebel Systems is delivering the new standard for customer banking. For more information about this complete solution, which is now available worldwide, please visit www.siebel.com/branchbanking or call 1-800-366-4093.

For more information about Siebel Systems' acquisition of Eontec, please join our one-hour conference call on Tuesday, April 20, at 9 a.m. EDT. The call can be accessed live over the Internet at www.siebel.com/investor or by calling 1-706-679-7563 in the U.S. or from outside the U.S. A replay of the call will be available over the Internet through the same Web site, or by calling 1-402-977-9141 in the U.S. or from outside the U.S., with reservation number 21193570.

About Siebel Systems

Siebel Systems, Inc. is a leading provider of business applications software, enabling corporations to sell to, market to, and serve customers across multiple channels and lines of business. With more than 4,000 customer deployments worldwide, Siebel Systems provides organizations with a proven set of industry-specific best practices, CRM applications, market-leading analytics products, and business processes, empowering them to consistently deliver superior customer experiences and establish more profitable customer relationships. Siebel Systems' sales and service facilities are located in more than 30 countries.

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Media Contacts:

Shelley Knowlton
Siebel Systems, Inc.
650-477-4119
 shelley.knowlton@siebel.com

Except for the historical information contained herein, this press release contains forward-looking statements that involve risk or uncertainties. Future operating results of Siebel Systems may differ from the results discussed or forecasted in the forward-looking statements due to factors that include, but are not limited to, risks associated with assumptions and uncertainties relating to the acquisition of Eontec, including the integration of Eontec and its products and services, customer relations, such as the availability of Siebel Systems' products and services, customer implementation of products and services, relationships with customers, third-party vendors and systems integrators, concentration of revenues in a relatively small number of customers, existence of errors or defects in products, ability to successfully manage growth, significant current and expected additional competition and the need to continue to expand product distribution and services offerings. Further information on potential factors that could affect the financial results of Siebel Systems are included in Siebel Systems' Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission, which are available at www.sec.gov. Siebel Systems assumes no obligation to update the information in this press release.

Siebel is a trademark of Siebel Systems, Inc. and may be registered in certain jurisdictions. All other product and company names mentioned are the property of their respective owners and are mentioned for identification purposes only.